SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 15, 2006

Earth Biofuels, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-110249	71-0915825
(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Knox Street, Suite 407

Dallas, TX  75205

 (Address of Principal Executive Offices and  Zip Code)

(214) 389-9800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Earth Biofuels, Inc. (the “Company”) is hereby amending its current report on Form 8-K, dated May 15, 2006 as follows:

On May 15, 2006, the Company signed a Letter of Intent to acquire a 51% equity interest in Vertex Processing, LP, a company that owns a chemical processing facility adjacent to the Houston Ship Channel in Houston, TX. The Company plans to convert the chemical processing facility to a biodiesel production facility, and to sell the fuel produced by this facility under its brand name “BioWillie” to local markets and other areas of Texas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earth Biofuels , Inc.
(Registrant)

Date:	May 23, 2006	By:	/s/ Dennis McLaughlin
Dennis McLaughlin
CEO